3. INVENTORIES (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Inventories Tables
Inventories

Inventories consisted primarily of bulk ethanol and unleaded fuel, and are valued at the lower-of-cost-or-market, with cost determined on a first-in, first-out basis. Inventory balances consisted of the following (in thousands):

	March 31, 2013	December 31, 2012
Finished goods	$11,053	$10,230
Work in progress	4,481	3,846
Raw materials	1,212	1,363
Other	790	805
Total	$17,536	$16,244

Inventories consisted primarily of bulk ethanol and unleaded fuel, and are valued at the lower-of-cost-or-market, with cost determined on a first-in, first-out basis. Inventory balances consisted of the following (in thousands):

	December 31,
	2012	2011
Finished goods	$10,230	$9,429
Work in progress	3,846	4,284
Raw materials	1,363	1,334
Other	805	1,084
Total	$16,244	$16,131